UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2026

VIRTUIX HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-43067	46-4371395
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11500 Metric Blvd, Suite 430 Austin, TX	78758
(Address of principal executive offices)	(Zip Code)

(512) 947-9029

 Registrant’s telephone number, including area code:

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of Exchange On Which Registered
Class A common stock, par value $0.001 per share	VTIX	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 30, 2026, Virtuix Holdings Inc. (the “Company”) received a letter (the “Notice”) from the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”). The Notice informed the Company that, based on Nasdaq’s review of the Company’s market value of listed securities (“MVLS”) for the last 30 consecutive business days from August 18, 2026 to September 29, 2026, the Company no longer meets the minimum MVLS requirement of $50,000,000 for continued listing on The Nasdaq Global Market (the “Global Market”) under Nasdaq Listing Rule 5450(b)(2)(A) (the “MVLS Requirement”). The Notice further noted that the Company also does not meet the requirements under Nasdaq Listing Rule 5450(b)(3)(A), the alternative total assets and total revenue standard for continued listing on the Global Market. The Notice has no immediate effect on the listing or trading of the Company’s Class A common stock on the Global Market, and the Company’s Class A common stock will continue to trade on Nasdaq under the symbol “VTIX.”

In accordance with Nasdaq Listing Rule 5810(c)(3)(C), the Company has been provided a compliance period of 180 calendar days, or until March 29, 2027 (the “Compliance Date”), to regain compliance with the MVLS Requirement. If, at any time before the Compliance Date, the Company’s MVLS closes at $50,000,000 or more for a minimum of ten consecutive business days, the Staff will provide the Company with written confirmation of compliance. If the Company does not regain compliance with the MVLS Requirement by the Compliance Date, the Company will receive written notification from the Staff that its securities are subject to delisting, at which time the Company may appeal the delisting determination to a Nasdaq Hearings Panel. Alternatively, the Company may consider applying for a transfer to The Nasdaq Capital Market.

The Company intends to actively monitor its MVLS through the Compliance Date, and will evaluate available options to resolve the deficiency and regain compliance with the MVLS Requirement, including, if appropriate, applying to transfer the listing of its Class A common stock to The Nasdaq Capital Market, subject to Nasdaq’s approval. There can be no assurance that the Company will be able to regain or maintain compliance with Nasdaq’s continued listing requirements.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the Company’s ability to regain compliance with Nasdaq’s continued listing requirements. These statements are subject to risks and uncertainties, including those described in the Company’s filings with the Securities and Exchange Commission, and actual results may differ materially from those expressed or implied by such statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 6, 2026

VIRTUIX HOLDINGS INC.

By:	/s/ Jan Goetgeluk
Jan Goetgeluk
Chief Executive Officer
(Principal Executive Officer)

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